Exhibit 99.2

Second Quarter 2018
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2018 third quarter and full year business and financial results, sales and EPS growth drivers, gross margins, pricing, delivered product costs, investments, business acquisitions and the timing, amount and type of restructuring costs and savings from restructuring or efficiency initiative activities. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; our ability to attract and retain high caliber management talent to lead our business; exposure to economic, political and legal risks related to our international operations including trade sanctions; our ability to develop competitive advantages through innovation and to commercialize digital solutions; the costs and effects of complying with laws and regulations relating to our operations; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

2Q 2018 Overview

◢Sales:

▪	Reported sales +7%; fixed currency sales were +4%, with acquisition adjusted fixed currency sales +5%.
▪	New business growth, share gains, pricing and new product introductions drove acquisition adjusted fixed currency sales increases across all business segments.

◢Operating Income:

▪	Reported operating margin +130 bps; adjusted fixed currency operating margin -20 bps.
▪	Reported operating income +18% with adjusted operating income +5%; adjusted fixed currency operating income +3%.
▪	Pricing, volume growth and cost saving initiatives more than offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $1.20, +20% versus last year.
▪	Adjusted diluted EPS $1.27, +13% versus last year, benefiting from a lower tax rate.

◢Outlook:

▪	2018: Adjusted diluted EPS forecast $5.30 to $5.50, +13% to 18%.
▪	3Q 2018: Adjusted diluted EPS forecast $1.49 to $1.57, +8% to 14%.

◢Efficiency Initiative:

▪	Announced an initiative to streamline our organization and improve our efficiency, which is expected to generate $200 million of run-rate savings by 2021.

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

2Q 2018 Results

	Second Quarter Ended June 30
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2018	2017	Change	2018	2017	Change
Net sales	$ 3,689.6	$ 3,460.0	7%	$ 3,689.6	$ 3,460.0	7%
Operating income	494.6	419.6	18%	506.6	480.8	5%
Net income attributable to Ecolab	351.3	294.8	19%	372.3	330.7	13%
Diluted earnings per share	$ 1.20	$ 1.00	20%	$ 1.27	$ 1.12	13%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2018	2017	Change	2018	2017	Change
Net sales	$ 3,736.4	$ 3,585.4	4%	$ 3,736.4	$ 3,585.4	4%
Operating income	500.9	435.8	15%	512.9	497.0	3%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

2Q 2018 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Food & Beverage	7%	7%	Volume & mix	3%
Water	6%	5%	Pricing	2%
Paper	9%	4%	Subtotal	5%
Life Sciences	15%	15%	Acq./Div.	-1%
Textile Care	2%	2%	Fixed currency growth	4%
Total Global Industrial	6%	5%	Currency impact	3%
			Total	7%
Global Institutional			Amounts reflect rounding.
Institutional	4%	3%
Specialty	7%	7%
Healthcare	0%	0%
Total Global Institutional	4%	3%

Global Energy	5%	6%

Other
Pest Elimination	13%	7%
Colloidal Technologies	10%	10%
Total Other**	-8%	8%
**Equipment Care was sold on November 1, 2017

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

2Q 2018 Income Statement / Margins

($ millions, unaudited)	2018	% sales	2017	% sales	% change	Comments*

Gross Profit	$ 1,533.5	41.6%	$ 1,414.6	40.9%	8%

Adjusted gross margins were 41.6% in both 2018 and 2017. Higher delivered product costs and the impact of growth within Global Energy (which on average has lower gross margin) offset increased pricing and cost savings.

SG&A	1,026.8	27.8%	958.2	27.7%	7%	The ratio increased 10 bps as sales volume leverage and the 2017 restructuring and cost savings actions were more than offset by investments in the business.
Operating Income (fixed FX)
Global Industrial	173.1	12.8%	176.4	13.9%	(2)%	Margins decreased 110 bps as improved pricing and sales volume gains were more than offset by higher delivered product costs and investments in the business.

Global Institutional	252.0	19.2%	257.1	20.4%	(2)%	Margins decreased 120 bps as pricing and sales volume gains were more than offset by investments in the business and higher delivered product costs.

Global Energy	91.4	10.7%	72.1	8.9%	27%	Margins increased 180 bps as volume gains, pricing and favorable product mix more than offset higher delivered product costs.

Other	39.3	17.7%	34.2	14.1%	15%	2018 acquisition adjusted fixed currency margins were 18.3% vs. 16.8% in 2017. The 150 bps increase reflected pricing and sales volume gains which more than offset increased field-related costs.
Subtotal at fixed FX	555.8	14.9%	539.8	15.1%	3%
Corporate
Corp. Expense	(42.9)		(42.8)			Nalco intangible amortization

Special Gains/(Ch.)	(12.0)		(61.2)			2018: Primarily restructuring charges. 2017: Restructuring, acquisition and integration charges, vendor contract termination charge, and litigation related charges.
Total Corporate Exp.	(54.9)		(104.0)
FX	(6.3)		(16.2)

Consolidated Op. Inc.	$ 494.6	13.4%	$ 419.6	12.1%	18%

2018 adjusted fixed currency operating margin was 13.7%, a 20 bps decrease vs. the equivalent 2017 margin of 13.9%. The margin decline reflected pricing, volume growth and cost savings initiatives that were more than offset by higher delivered product costs and investments in the business during the quarter. Operating income reflects the impact of new pension accounting standards in both 2017 and 2018.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

2Q 2018 Balance Sheet / Cash Flow

Summary Balance Sheet
	June 30			June 30
(millions, unaudited)	2018	2017	(millions, unaudited)	2018	2017
Cash and cash eq.	$ 54.2	$ 260.7	Short-term debt	$ 874.5	$ 1,770.6
Accounts receivable, net	2,635.4	2,444.2	Accounts payable	1,242.1	1,123.6
Inventories	1,557.6	1,470.4	Other current liabilities	1,507.2	1,466.4
Other current assets	360.7	354.8	Long-term debt	6,343.1	5,909.3
PP&E, net	3,758.7	3,497.4	Pension/Postretirement	981.0	1,040.1
Goodwill and intangibles	11,100.7	11,065.4	Other liabilities	1,095.2	1,257.1
Other assets	484.3	431.1	Total equity	7,908.5	6,956.9
Total assets	$ 19,951.6	$ 19,524.0	Total liab. and equity	$ 19,951.6	$ 19,524.0

Selected Cash Flow items			Selected Balance Sheet measures
	Six Months Ended
	June 30			June 30
(millions, unaudited)	2018	2017	(unaudited)	2018	2017
Cash from op. activities	$ 785.7	$ 859.7	Total Debt/Total Capital	47.7%	52.5%
Depreciation	305.5	286.3	Net Debt/Total Capital	47.5%	51.6%
Amortization	160.3	150.9	Net Debt/EBITDA(*)	2.4	2.6
Capital expenditures	412.5	378.2	Net Debt/Adjusted EBITDA(*)	2.4	2.6

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

Appendix

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent)	2018	2017	2018	2017

Net sales
Reported GAAP net sales	$ 3,689.6	$ 3,460.0	$ 7,160.5	$ 6,622.4
Effect of foreign currency translation	46.8	125.4	79.8	253.4
Non-GAAP fixed currency sales	3,736.4	3,585.4	7,240.3	6,875.8
Effect of acquisitions and divestitures	(37.8)	(63.2)	(115.1)	(116.2)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,698.6	$ 3,522.2	$ 7,125.2	$ 6,759.6

Cost of Sales
Reported GAAP cost of sales	$ 2,156.1	$ 2,045.4	$ 4,238.2	$ 3,897.2
Special (gains) and charges	(0.1)	24.4	(0.1)	25.9
Non-GAAP adjusted cost of sales	$ 2,156.2	$ 2,021.0	$ 4,238.3	$ 3,871.3

Gross Margin
Reported gross margin	41.6%	40.9%	40.8%	41.2%
Non-GAAP adjusted gross margin	41.6%	41.6%	40.8%	41.5%

Operating income
Reported GAAP operating income	$ 494.6	$ 419.6	$ 848.9	$ 776.8
Effect of foreign currency translation	6.3	16.2	9.5	28.7
Non-GAAP fixed currency operating income	500.9	435.8	858.4	805.5
Special (gains) and charges	12.0	61.2	38.0	68.9
Non-GAAP adjusted fixed currency operating income	512.9	497.0	896.4	874.4
Effect of acquisitions and divestitures	(0.7)	(1.8)	(4.4)	(6.0)
Non-GAAP acquisition adjusted fixed currency operating income	$ 512.2	$ 495.2	$ 892.0	$ 868.4

Operating Income Margin
Reported GAAP operating income margin	13.4%	12.1%	11.9%	11.7%
Non-GAAP adjusted fixed currency operating income margin	13.7%	13.9%	12.4%	12.7%

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent and per share)	2018	2017	2018	2017

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 351.3	$ 294.8	$ 598.6	$ 548.8
Special (gains) and charges, after tax	8.9	45.6	28.6	50.8
Discrete tax net expense (benefit)	12.1	(9.7)	12.0	(32.5)
Non-GAAP adjusted net income attributable to Ecolab	$ 372.3	$ 330.7	$ 639.2	$ 567.1

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.20	$ 1.00	$ 2.04	$ 1.86
Special (gains) and charges, after tax	0.03	0.16	0.10	0.17
Discrete tax net expense (benefit)	0.04	(0.03)	0.04	(0.11)
Non-GAAP adjusted diluted EPS	$ 1.27	$ 1.12	$ 2.18	$ 1.92

Provision for Income Taxes
Reported GAAP tax rate	22.8%	21.4%	22.4%	19.6%
Special gains and charges	0.1	0.6	0.1	0.6
Discrete tax items	(2.6)	2.2	(1.5)	4.3
Non-GAAP adjusted tax rate	20.3%	24.2%	21.0%	24.5%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,566.8	$ 1,304.7
Provision for income taxes	282.5	380.7
Interest expense, net	245.5	255.4
Depreciation	610.9	573.4
Amortization	312.0	296.6
EBITDA	$ 3,017.7	$ 2,810.8
Special (gains) and charges impacting EBITDA	9.4	80.0
Adjusted EBITDA	$ 3,027.1	$ 2,890.8

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	Second Quarter Ended June 30
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,348.4	($21.4)	$ 1,327.0	$ 1,267.0	($8.5)	$ 1,258.5
Global Institutional	1,311.7	(5.2)	1,306.5	1,262.8	-	1,262.8
Global Energy	854.0	-	854.0	813.4	(8.7)	804.7
Other	222.3	(11.2)	211.1	242.2	(46.0)	196.2
Subtotal at fixed currency rates	3,736.4	(37.8)	3,698.6	3,585.4	(63.2)	3,522.2
Currency impact	(46.8)			(125.4)
Consolidated reported GAAP net sales	$ 3,689.6			$ 3,460.0

Operating Income
Global Industrial	$ 173.1	($0.9)	$ 172.2	$ 176.4	($0.1)	$ 176.3
Global Institutional	252.0	0.2	252.2	257.1	-	257.1
Global Energy	91.4	0.8	92.2	72.1	(0.4)	71.7
Other	39.3	(0.8)	38.5	34.2	(1.3)	32.9
Corporate	(42.9)	-	(42.9)	(42.8)	-	(42.8)
Adjusted at fixed currency rates	512.9	(0.7)	512.2	497.0	(1.8)	495.2
Special (gains) and charges	12.0			61.2
Reported OI at fixed currency rates	500.9			435.8
Currency impact	(6.3)			(16.2)
Consolidated reported GAAP operating income	$ 494.6			$ 419.6

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Non-GAAP Financial Measures

	Six Months Ended June 30
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 2,589.8	($45.3)	$ 2,544.5	$ 2,445.3	($10.1)	$ 2,435.2
Global Institutional	2,529.7	(50.2)	2,479.5	2,377.4	(0.1)	2,377.3
Global Energy	1,701.1	(0.3)	1,700.8	1,589.1	(13.9)	1,575.2
Other	419.7	(19.3)	400.4	464.0	(92.1)	371.9
Subtotal at fixed currency rates	7,240.3	(115.1)	7,125.2	6,875.8	(116.2)	6,759.6
Currency impact	(79.8)			(253.4)
Consolidated reported GAAP net sales	$ 7,160.5			$ 6,622.4

Operating Income
Global Industrial	$ 303.0	($1.8)	$ 301.2	$ 312.0	($0.4)	$ 311.6
Global Institutional	450.7	(3.4)	447.3	443.9	0.1	444.0
Global Energy	162.3	1.5	163.8	143.0	(1.1)	141.9
Other	66.4	(0.7)	65.7	61.3	(4.6)	56.7
Corporate	(86.0)	-	(86.0)	(85.8)	-	(85.8)
Adjusted at fixed currency rates	896.4	(4.4)	892.0	874.4	(6.0)	868.4
Special (gains) and charges	38.0			68.9
Reported OI at fixed currency rates	858.4			805.5
Currency impact	(9.5)			(28.7)
Consolidated reported GAAP operating income	$ 848.9			$ 776.8

Please see Ecolab’s news release dated July 31, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	12